    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 22, 1997
                                                     REGISTRATION NO. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ------------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933


                        SANTA FE ENERGY RESOURCES, INC.
           (Exact name of registrant as specified in its charter)

            DELAWARE                                       36-2722169
    (State or other jurisdiction of                      (I.R.S. Employer
     incorporation or organization)                     Identification No.)

                              1616 SOUTH VOSS ROAD
                              HOUSTON, TEXAS 77057
         (Address, including zip code, of Principal Executive Offices)


                        SANTA FE ENERGY RESOURCES, INC.

                     1990 INCENTIVE STOCK COMPENSATION PLAN

                            (Full title of the plan)


                                 DAVID L. HICKS
                    VICE PRESIDENT - LAW AND GENERAL COUNSEL
                        SANTA FE ENERGY RESOURCES, INC.
                              1616 SOUTH VOSS ROAD
                              HOUSTON, TEXAS 77057
                                 (713) 783-2401
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                       ------------------------------

                                    copy to:

                               G. MICHAEL O'LEARY
                             ANDREWS & KURTH L.L.P.
                           4200 TEXAS COMMERCE TOWER
                                   600 TRAVIS
                              HOUSTON, TEXAS 77002
                                 (713) 220-4200

                       ------------------------------


                       CALCULATION OF REGISTRATION FEE

=================================================================================================================
                                                                                 PROPOSED
                                                                PROPOSED          MAXIMUM
                                                 AMOUNT         MAXIMUM          AGGREGATE       AMOUNT OF
                                                  TO BE      OFFERING PRICE      OFFERING       REGISTRATION
    TITLE OF SECURITIES TO BE REGISTERED       REGISTERED     PER SHARE (1)      PRICE (1)           FEE
-----------------------------------------------------------------------------------------------------------------
 Common Stock, Par Value $.01 Per Share        2,820,527        $10.1875        $28,734,118       $8,707.31
=================================================================================================================

 (1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h), based upon the average of the high and low prices of a share of the Company's Common Stock for August 19, 1997 on the New York Stock Exchange as reported in The Wall Street Journal on
     August 20, 1997.
================================================================================

                                    PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

                 This Registration Statement on Form S-8 is being filed to register additional securities. In accordance with General Instruction E of Form S-8, the registrant hereby incorporates by reference the contents of the registrant's registration statement on Form S-8 (No. 33-44541), filed with the Securities and Exchange Commission on December 16, 1991, its registration statement on Form S-8 (No. 33-52102), filed with the Securities and Exchange Commission on September 17, 1992, and its registration statement on Form S-8 (No. 33-59293), filed with the Securities and Exchange Commission on May 11, 1995 relating to the Santa Fe Energy Resources, Inc. 1990 Incentive Stock Compensation Plan.


ITEM 8.  EXHIBITS.

      Exhibit
Number      Description
------      -----------

   5.1      Opinion of Andrews & Kurth L.L.P.

  23.1      Consent of Andrews & Kurth L.L.P. (included in their opinion filed as Exhibit 5.1).

  23.2      Consent of Independent Accountants.

  23.3      Consent of Ryder Scott Company Petroleum Engineers.

  24.1      Power of Attorney (included in signature page).

 *99.1      Santa Fe Energy Resources, Inc. 1990 Incentive Stock Compensation Plan (Third Amendment and
            Restatement) (incorporated herein by reference to Appendix A to the Proxy Statement for the
            Registrant's 1996 Annual Meeting of Stockholders filed March 21, 1996).

  99.2      Fourth Amendment to Santa Fe Energy Resources, Inc. 1990 Incentive Stock Compensation Plan, as amended and restated.


______________
*   Incorporated herein by reference

                                   SIGNATURES

       The Registrant. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 21st day of August, 1997.

                                      SANTA FE ENERGY RESOURCES, INC.
                                      (Registrant)



                                      By:  /s/ JAMES L. PAYNE
                                           -----------------------------------
                                           James L. Payne
                                           President and Chief Executive Officer


                               POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of Santa Fe Energy Resources, Inc. (the "Company") hereby constitutes and appoints James L. Payne and David L. Hicks (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, with full power of substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this Registration Statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments), with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he himself might or could do, if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done.

       Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

               SIGNATURE                                       TITLE                              DATE
               ---------                                       -----                              ----
/s/ JAMES L. PAYNE                          Chairman, President, Chief Executive               August 21, 1997
--------------------------------------      Officer and Director (Principal Executive
James L. Payne                              Officer)



/s/ J. F. CLARK                             Vice President and Chief Financial                 August 21, 1997
--------------------------------------      Officer (Principal Financial and
J. F. Clark                                 Accounting Officer)



/s/ WILLIAM E. GREEHEY                      Director                                           August 21, 1997
--------------------------------------
William E. Greehey

                                            Director
--------------------------------------
Melvyn N. Klein

/s/ ALLAN V. MARTINI                        Director                                           August 21, 1997
--------------------------------------
Allan V. Martini

/s/ REUBEN F. RICHARDS                      Director                                           August 21, 1997
--------------------------------------
Reuben F. Richards

/s/ MARC J. SHAPIRO                         Director                                           August 21, 1997
--------------------------------------
Marc J. Shapiro

/s/ KATHRYN D. WRISTON                      Director                                           August 21, 1997
--------------------------------------
Kathryn D. Wriston

                                 EXHIBIT INDEX

Exhibit
Number
------
    5.1   Opinion of Andrews & Kurth L.L.P.

   23.1   Consent of Andrews & Kurth L.L.P. (included in their opinion filed as Exhibit 5.1).

   23.2   Consent of Independent Accountants.

   23.3   Consent of Ryder Scott Company Petroleum Engineers.

   24.1   Power of Attorney (included in signature page).

  *99.1   Santa Fe Energy Resources, Inc. 1990 Incentive Stock Compensation Plan (Third Amendment and Restatement)
          (incorporated herein by reference to Appendix A to the Proxy Statement for the Registrant's 1996 Annual Meeting of
          Stockholders filed March 21, 1996).

   99.2   Fourth Amendment to Santa Fe Energy Resources, Inc. 1990 Incentive Stock Compensation Plan, as amended and restated.



______________
*   Incorporated herein by reference.